Digital Turbine Reports Fiscal 2023 First Quarter Financial Results
First Quarter Revenue Totaled $188.6 Million, Representing Year-over-Year Growth of 19% on an As-Reported Basis and Year-over-Year Growth of 5% on a Pro Forma Basis
First Quarter GAAP Net Income of $15.0 Million and GAAP EPS of $0.15
First Quarter Non-GAAP EPS1 of $0.38 Increased 12% Year-Over-Year; First Quarter Non-GAAP Adjusted EBITDA2 of $51.9 Million Increased 30% Year-Over-Year

Austin, TX – August 8, 2022 – Digital Turbine, Inc. (Nasdaq: APPS) announced financial results for the fiscal first quarter ended June 30, 2022. The Company completed the acquisitions of AdColony Holding AS and Fyber N.V. on April 29 and May 25, 2021, respectively. Specific references made to “pro forma” results in this release provide investors with quarterly results and comparisons as if all acquired businesses were owned for the entirety of the first quarter of fiscal 2022. The Company believes that pro forma results, where applicable, can provide investors with more relevant year-over-year comparisons. The reconciliations between the pro forma and GAAP financial results for the relevant periods are provided in the tables following the Unaudited Consolidated Statements of Cash Flows below.
Recent Financial Highlights:
•Fiscal first quarter of 2023 revenue totaled $188.6 million, representing a 19% increase year-over-year on an as-reported basis as compared to the fiscal first quarter of 2022 and a 5% increase year-over-year on a pro forma basis as compared to the comparable pro forma figure for the fiscal first quarter of 2022.
•GAAP net income for the fiscal first quarter of 2023 was $15.0 million, or $0.15 per share, as compared to GAAP net income for the fiscal first quarter of 2022 of $14.3 million, or $0.14 per share. Non-GAAP adjusted net income1 for the fiscal first quarter of 2023 was $38.6 million, or $0.38 per share, as compared to Non-GAAP adjusted net income1 of $33.4 million, or $0.34 per share, in the fiscal first quarter of 2022.
•Non-GAAP adjusted EBITDA2 for the fiscal first quarter of 2023 was $51.9 million, representing an increase of 30% as compared to Non-GAAP adjusted EBITDA2 of $39.8 million in the fiscal first quarter of 2022.
“Like most companies, we are experiencing challenging macro conditions,” said Bill Stone CEO. “However, despite these macro headwinds, I was pleased with the demonstrated emphasis on profitable growth and our continuing progress on several strategic initiatives, such as SingleTap, that should serve as critical growth drivers in the future. It has now been one full year for us operating as ‘OneDT’, and we have generated a total of $207 million in non-GAAP adjusted EBITDA2 and $144 million in non-GAAP free cash flow3 over the past four quarters while integrating our full array of platform assets. We are focused on maintaining our highly profitable business model amid macro headwinds, while continuing to make strategic investments in a wide range of future growth initiatives, including exploring strategic partnerships with other app distribution platform providers. These investments should position Digital Turbine as a far more versatile and more valuable business for all of our stakeholders.”

Digital Turbine Reports Fiscal 2023 First Quarter Financial Results
August 8, 2022

Fiscal 2023 First Quarter Financial Results
Total revenue for the first quarter of fiscal 2023 was $188.6 million. Total “On-Device Solutions” revenue, which represents revenue derived from the Company’s Application Media and Content Media platform products before intercompany eliminations, was mostly flat year-over-year at $118.6 million. Before intercompany eliminations, total revenue from our App Growth Platform, which represents revenue derived from the Fyber and AdColony businesses, increased 13% year-over-year on a pro forma basis to $72.4 million.
GAAP net income for the fiscal first quarter of 2023 was $15.0 million, or $0.15 per share, as compared to GAAP net income of $14.3 million, or $0.14 per share for the first quarter of fiscal 2022. Non-GAAP adjusted net income1 for the first quarter of fiscal 2023 was $38.6 million, or $0.38 per share, as compared to Non-GAAP adjusted net income of $33.4 million, or $0.34 per share, in the first quarter of fiscal 2022.
Non-GAAP adjusted EBITDA2 for the first quarter of fiscal 2023 was $51.9 million, representing an increase of 30% year-over-year when compared to Non-GAAP adjusted EBITDA of $39.8 million in the first quarter of fiscal 2022. The reconciliations between GAAP and Non-GAAP financial results for all referenced periods are provided in the tables immediately following the Unaudited Consolidated Statements of Cash Flows below.
Business Outlook
Based on information available as of August 8, 2022, the Company currently expects the following for the second quarter of fiscal 2023:
•Revenue of between $170 million and $180 million
•Non-GAAP adjusted EBITDA2 of between $46 million and $50 million
•Non-GAAP adjusted EPS1 of $0.32 to $0.34, based on approximately 104 million diluted shares outstanding and an effective tax rate of 25% on non-GAAP net income in the fiscal second quarter
It is not reasonably practicable to provide a business outlook for GAAP net income because the Company cannot reasonably estimate the changes in stock-based compensation expense, which is directly impacted by changes in the Company’s stock price, or other items that are difficult to predict with precision.
About Digital Turbine, Inc.
Digital Turbine is the leading independent mobile growth platform and levels up the landscape for advertisers, publishers, carriers and OEMS. By integrating a full ad stack with proprietary technology built into devices by wireless operators and OEMs, Digital Turbine supercharges advertising and monetization. The company is headquartered in Austin, Texas, with global offices in New York, Los Angeles, San Francisco, London, Berlin, Singapore, Tel Aviv and other cities serving top agency, app developer and advertising markets. For additional information visit www.digitalturbine.com.

Conference Call

Digital Turbine Reports Fiscal 2023 First Quarter Financial Results
August 8, 2022

Management will host a conference call today at 4:30 p.m. ET to discuss its fiscal 2023 first quarter financial results and provide operational updates on the business. To participate, interested parties should dial 855-238-2713 in the United States or 412-542-4111 from international locations. A webcast of the conference call will be available at ir.digitalturbine.com/events.
For those who are not able to join the live call, a playback will be available through August 15, 2022. The replay can be accessed by dialing 877-344-7529 in the United States or 412-317-0088 from international locations, passcode 6410980.
The conference call will discuss forward guidance and other material information.
Use of Non-GAAP Financial Measures
To supplement the Company’s consolidated financial statements presented in accordance with GAAP, Digital Turbine uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP adjusted net income and earnings per share (“EPS”), non-GAAP adjusted EBITDA, non-GAAP free cash flow, and non-GAAP gross profit. Reconciliations to the nearest GAAP measures of all non-GAAP measures included in this press release can be found in the tables below.
Non-GAAP measures are provided to enhance investors’ overall understanding of the Company's current financial performance, prospects for the future and as a means to evaluate period-to-period comparisons. The Company believes that these non-GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes the non-GAAP measures that exclude such items when viewed in conjunction with GAAP results and the accompanying reconciliations enhance the comparability of results against prior periods and allow for greater transparency of financial results. The Company believes non-GAAP measures facilitate management's internal comparison of its financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
1Non-GAAP adjusted net income and EPS are defined as GAAP net income and EPS adjusted to exclude the effect of stock-based compensation expense, amortization of intangibles, and transaction-related expenses and compensation costs. Readers are cautioned that non-GAAP adjusted net income and EPS should not be construed as an alternative to comparable GAAP net income figures determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
2Non-GAAP adjusted EBITDA is calculated as GAAP net income excluding the following cash and non-cash expenses: net interest income/(expense), income tax provision, depreciation and amortization, stock-based compensation expense, amortization of intangibles, foreign exchange transaction gains/(losses), and transaction-related expenses and compensation costs. Readers are cautioned that non-GAAP adjusted EBITDA should not be construed as an alternative to net income determined in accordance with U.S. GAAP as an indicator of performance, which is the most comparable measure under GAAP.

Digital Turbine Reports Fiscal 2023 First Quarter Financial Results
August 8, 2022

3Non-GAAP free cash flow, which is a non-GAAP financial measure, is defined as net cash provided by operating activities (as stated in our Consolidated Statement of Cash Flows), excluding transaction-related expenses and compensation costs, reduced by capital expenditures. Readers are cautioned that free cash flow should not be construed as an alternative to net cash provided by operating activities determined in accordance with U.S. GAAP as an indicator of profitability, performance or liquidity, which is the most comparable measure under GAAP.
4Non-GAAP gross profit is defined as GAAP income from operations adjusted to exclude the effect of product development costs, sales and marketing costs, general and administrative costs, and depreciation of software. Readers are cautioned that non-GAAP gross profit should not be construed as an alternative to income from operations determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
Non-GAAP adjusted EBITDA, non-GAAP adjusted net income and EPS, non-GAAP free cash flow, and non-GAAP gross profit are used by management as internal measures of profitability and performance. They have been included because the Company believes that the measures are used by certain investors to assess the Company’s financial performance before non-cash charges and certain costs that the Company does not believe are reflective of its underlying business.
Forward-Looking Statements
This news release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements. These factors and risks include:
•a decline in general economic conditions nationally and internationally
•decreased market demand for our products and services
•market acceptance and brand awareness of our products
•risks associated with indebtedness
•the ability to comply with financial covenants in outstanding indebtedness
•the ability to protect our intellectual property rights
•risks associated with adoption of our platform among existing customers (including the impact of possible delays with major carrier and OEM partners in the roll out for mobile phones deploying our platform)
•actual mobile device sales and sell-through where our platform is deployed is out of our control
•risks associated with our ability to manage the business amid the COVID-19 pandemic
•the impact of COVID-19 on our partners, digital advertising spend and consumer purchase behavior
•the impact of COVID-19 on our results of operations

Digital Turbine Reports Fiscal 2023 First Quarter Financial Results
August 8, 2022

•risks associated with new privacy laws, such as the European Union’s GDPR and similar laws which may require changes to our development and user interface for certain functionality of our mobile platform
•risks associated with the activities of advertisers
•risks associated with the timing of our platform software pushes to the embedded bases of carrier and OEM partners
•risks associated with end user take rates of carrier and OEM software pushes which include our platform
•new customer adoption and time to revenue with new carrier and OEM partners is subject to delays and factors out of our control
•risks associated with fluctuations in the number of our platform slots across US carrier partners
•required customization and technical integration which may slow down time to revenue notwithstanding the existence of a distribution agreement
•risks associated with delays in major mobile phone launches, or the failure of such launches to achieve the scale
•customer adoption that either we or the market may expect
•the difficulty of extrapolating monthly demand to quarterly demand
•the challenges, given the Company’s comparatively small size, to expand the combined Company's global reach, accelerate growth and create a scalable, low-capex business model that drives EBITDA (as well as adjusted EBITDA)
•ability as a smaller company to manage international operations
•varying and often unpredictable levels of orders; the challenges inherent in technology development necessary to maintain the Company's competitive advantage such as adherence to release schedules and the costs and time required for finalization and gaining market acceptance of new products
•changes in economic conditions and market demand
•rapid and complex changes occurring in the mobile marketplace
•pricing and other activities by competitors
•technology management risk as the Company needs to adapt to a rapidly developing mobile device marketplace, complex specifications of different carriers and the management of a complex technology platform given the Company's relatively limited resources
•system security risks and cyberattacks
•risks and uncertainties associated with the integration of the acquisition of AdColony, including our ability to realize the anticipated benefits of the acquisition
•risks and uncertainties associated with the integration of the acquisition of Fyber, including our ability to realize the anticipated benefits of the acquisition
•challenges and risks associated with our rapid growth by acquisitions and resulting significant demands on our management and infrastructure
•challenges and risks associated with our global operations and related business, political, regulatory, operational, financial, and economic risks as a result of our global operations

Digital Turbine Reports Fiscal 2023 First Quarter Financial Results
August 8, 2022

•other risks including those described from time to time in Digital Turbine's filings on Forms 10-K and 10-Q with the Securities and Exchange Commission (SEC), press releases and other communications.
You should not place undue reliance on these forward-looking statements. The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Brian Bartholomew
Digital Turbine, Inc.
brian.bartholomew@digitalturbine.com
SOURCE Digital Turbine, Inc.
Digital Turbine, Inc.

Digital Turbine Reports Fiscal 2023 First Quarter Financial Results
August 8, 2022

Digital Turbine, Inc. and Subsidiaries
Consolidated Statements of Operations and Comprehensive Income / (Loss)
(in thousands, except per share amounts)

	Three months ended June 30,
	2022	2021
Net revenue	$188,633	$158,075
Costs of revenue and operating expenses
License fees and revenue share	87,367	83,808
Other direct costs of revenue	8,915	4,468
Product development	14,133	12,924
Sales and marketing	16,058	13,736
General and administrative	37,725	23,994
Total costs of revenue and operating expenses	164,198	138,930
Income from operations	24,435	19,145
Interest and other income / (expense), net
Interest expense, net	(4,082)	(1,157)
Foreign exchange transaction loss	(331)	(270)
Other income / (expense), net	72	(35)
Total interest and other income / (expense), net	(4,341)	(1,462)
Income before income taxes	20,094	17,683
Income tax provision	5,136	3,430
Net income	14,958	14,253
Less: net income / (loss) attributable to non-controlling interest	36	(31)
Net income attributable to Digital Turbine, Inc.	14,922	14,284
Other comprehensive loss
Foreign currency translation adjustment	(5,542)	(20,781)
Comprehensive income / (loss)	9,416	(6,528)
Less: comprehensive income / (loss) attributable to non-controlling interest	243	(793,000)
Comprehensive income / (loss) attributable to Digital Turbine, Inc.	$9,173	$(5,735)
Net income per common share
Basic	$0.15	$0.16
Diluted	$0.15	$0.14
Weighted-average common shares outstanding
Basic	97,822	91,585
Diluted	102,686	98,822

Digital Turbine Reports Fiscal 2023 First Quarter Financial Results
August 8, 2022

Digital Turbine, Inc. and Subsidiaries
Consolidated Balance Sheets
(in thousands, except par value and share amounts)

	June 30, 2022	March 31, 2022
ASSETS
Current assets
Cash and cash equivalents	$89,292	$126,768
Restricted cash	547	394
Accounts receivable, net	257,634	263,139
Prepaid expenses and other current assets	25,375	20,570
Total current assets	372,848	410,871
Property and equipment, net	33,828	31,086
Right-of-use assets	12,873	15,439
Intangible assets, net	426,909	440,589
Goodwill	554,963	559,792
Other non-current assets	590	732
TOTAL ASSETS	$1,402,011	$1,458,509

LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities
Accounts payable	$173,920	$167,858
Accrued license fees and revenue share	86,155	95,170
Accrued compensation	17,345	28,775
Short-term debt	—	12,500
Other current liabilities	38,577	30,960
Acquisition purchase price liabilities	—	50,000
Total current liabilities	315,997	385,263
Long-term debt, net of debt issuance costs	472,987	520,785
Deferred tax liabilities, net	22,205	19,976
Other non-current liabilities	12,789	16,270
Total liabilities	823,978	942,294
Commitments and contingencies (Note 13)
Stockholders' equity
Preferred stock
Series A convertible preferred stock at $0.0001 par value; 2,000,000 shares authorized, 100,000 issued and outstanding (liquidation preference of $1)	100	100
Common stock
$0.0001 par value: 200,000,000 shares authorized; 99,515,747 issued and 98,757,622 outstanding at June 30, 2022; 97,921,826 issued and 97,163,701 outstanding at March 31, 2022	10	10
Additional paid-in capital	798,063	745,661
Treasury stock (758,125 shares at June 30, 2022 and March 31, 2022)	(71)	(71)
Accumulated other comprehensive loss	(45,090)	(39,341)
Accumulated deficit	(176,866)	(191,788)
Total stockholders' equity attributable to Digital Turbine, Inc.	576,146	514,571
Non-controlling interest	1,887	1,644
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,402,011	$1,458,509

Digital Turbine Reports Fiscal 2023 First Quarter Financial Results
August 8, 2022

Digital Turbine, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(in thousands)

	Three months ended June 30,
	2022	2021
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income	14,958	14,253
Adjustments to reconcile net income to net cash provided by / (used in) operating activities:
Depreciation and amortization	19,929	8,653
Non-cash interest expense	210	127
Stock-based compensation expense	6,244	3,705
Right-of-use asset	2,654	628
Deferred income taxes	1,050	2,877
Foreign exchange transaction (gain) / loss	331	—
(Increase) / decrease in assets:
Accounts receivable, gross	6,626	(48,817)
Allowance for doubtful accounts	886	26
Prepaid expenses and other current assets	(4,967)	(4,492)
Other non-current assets	212	160
Increase / (decrease) in liabilities:
Accounts payable	5,718	35,396
Accrued license fees and revenue share	(9,433)	3,573
Accrued compensation	(11,585)	(46,956)
Other current liabilities	7,368	2,455
Other non-current liabilities	(3,572)	(585)
Net cash provided by / (used in) operating activities	36,629	(28,997)

Cash flows from investing activities
Business acquisitions, net of cash acquired	—	(126,604)
Capital expenditures	(6,413)	(4,364)
Net cash used in investing activities	(6,413)	(130,968)

Cash flows from financing activities
Proceeds from borrowings	—	237,041
Payment of debt issuance costs	—	(2,988)
Options and warrants exercised	296	695
Payment of withholding taxes for net share settlement of equity awards	(4,357)	—
Repayment of debt obligations	(60,508)	(19,680)
Net cash provided by / (used in) financing activities	(64,569)	215,068

Effect of exchange rate changes on cash and cash equivalents and restricted cash	(2,970)	(2,209)

Net change in cash and cash equivalents and restricted cash	(37,323)	52,894

Cash and cash equivalents and restricted cash, beginning of period	127,162	31,118

Cash and cash equivalents and restricted cash, end of period	$89,839	$84,012

Digital Turbine Reports Fiscal 2023 First Quarter Financial Results
August 8, 2022

PRO FORMA REVENUE
(in thousands)
(Unaudited)

	Three months ended June 30,
	2022	2021	% Change
On Device Solutions	$118,637	$120,383	(1)%
App Growth Platform	72,366	63,982	13%
Elimination	(2,370)	(3,893)	(39)%
Consolidated	$188,633	$180,472	5%

GAAP INCOME FROM OPERATIONS TO NON-GAAP GROSS PROFIT
(in thousands)
(Unaudited)

	Three months ended June 30,
	2022	2021
Net revenue	$188,633	$158,075
Income from operations	24,435	19,145
Add-back items:
Product development	14,133	12,924
Sales and marketing	16,058	13,736
General and administrative	37,725	23,994
Depreciation of software included in other direct costs of revenue	1,199	700
Non-GAAP gross profit	$93,550	$70,499
Non-GAAP gross profit percentage	50%	45%

GAAP NET INCOME TO NON-GAAP ADJUSTED NET INCOME
(in thousands)
(Unaudited)

	Three months ended June 30,
	2022	2021
Net income	$14,958	$14,253
Add-back items:
Stock and stock option compensation	6,244	3,705
Amortization of intangibles	16,177	7,101
Transaction expenses	1,299	8,345
Non-GAAP adjusted net income from continuing operations	$38,678	$33,404
Non-GAAP adjusted net income per share from continuing operations	$0.38	$0.34
Weighted-average common shares outstanding, diluted	102,686	98,822

(1) Valuation allowance release

Digital Turbine Reports Fiscal 2023 First Quarter Financial Results
August 8, 2022

GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDA
(in thousands)
(Unaudited)

	Three months ended June 30,
	2022	2021
Net income from continuing operations	$14,958	$14,253
Add-back items:
Stock and stock option compensation	6,244	3,705
Depreciation and amortization	19,929	8,653
Interest expense, net	4,082	1,157
Other income / (expense), net	(72)	35
Foreign exchange transaction loss	331	270
Income tax provision	5,136	3,430
Transaction expenses	1,299	8,345
Non-GAAP adjusted EBITDA	$51,907	$39,848

GAAP CASH FLOW FROM OPERATING ACTIVITIES TO NON-GAAP FREE CASH FLOW
(in thousands)
(Unaudited)

	Three months ended June 30,
	2022	2021
Net cash provided by / (used in) operating activities	36,629	(28,997)
Capital expenditures	(6,413)	(4,364)
Payment of acquisition-related liabilities assumed	—	39,314
Transaction expenses	1,299	8,345
Non-GAAP free cash flow provided by / (used in) continuing operations	$31,515	$14,298